Exhibit 10.1

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT OR (II) IN COMPLIANCE WITH AN EXEMPTION THEREFROM AND ACCOMPANIED, IF REQUESTED BY THE PAYOR, WITH AN OPINION OF COUNSEL CHOSEN BY THE HOLDER HEREOF THAT SUCH TRANSFER IS IN COMPLIANCE WITH AN EXEMPTION THEREFROM.

SENIOR SECURED PROMISSORY NOTE

$______________  July __, 2017
  Irvine, California

FOR VALUE RECEIVED, the undersigned, True Drinks Holdings, Inc., a Nevada corporation, its successors and assigns (the “Payor”), hereby promises to pay to the order of _______________________, its successors and assigns (the “Holder”), without demand, the principal amount of _______________________ Dollars ($________________) (the “Principal Amount”) on June __, 201_ (the “Maturity Date”). This Note shall be issued in a series of senior secured promissory notes totaling ______________ ($_____) in the aggregate (together, Senior Notes”).

This Note and all obligations hereunder of the Payor hereunder, and under the terms of the Senior Notes, are secured by a Security Agreement dated as of even date herewith (the “Security Agreement”).

1.
Payment Terms.

(a) Maturity. Unless prepaid in accordance with Section 1(c) hereof, the Payor shall repay the Principal Amount, plus all accrued but unpaid interest, on the earlier to occur of the Maturity Date or the date of consummation of a Change in Control of the Company, as such term is defined in Section 1(d) below, provided that repayment of the Principal Amount upon a Change in Control shall be made in accordance with Section 1(d) below. All payments whether prepayments and/or scheduled payments made by or on behalf of the Payor.

(b) Method of Payment. All payments of principal, interest and any other payments due directly and/or indirectly on this Note shall be paid by or on behalf of the Payor in lawful money of the United States of America in immediately available funds to the Holder at an account designated in writing by the Holder. Any and all payments made by the Payor shall be made by wire transfer of immediately available funds or by such other method as may be reasonably acceptable to the Holder, to such account of the Holder as shall have been designated in advance to the Holder by the Payor in writing. On the date of each payment of interest and/or Principal Amount, the Payor shall deliver to the Holder a statement setting forth the Principal Amount, interest and/or any other amount due on such payment date. The Payor shall make all interest payments under this Note to the Holder by 5:00 p.m. PST on the Maturity Date.

(c) Prepayment. All or any portion of the Principal Amount and/or interest may be prepaid by the Payor at any time or from time to time; provided, however, any prepayment of the Principal Amount (as opposed to interest thereon) shall be paid at 125% of such Principal Amount prepaid. Any and all accrued but unpaid interest and any other sums owned under this Note must be paid in full before the payment of all or a portion of the Principal Amount. The Payor shall give written notice to the Holder of the amount and date of any voluntary prepayment of this Note not less than ten (10) Business Days prior to the date of such prepayment. Upon notice of prepayment being given by the Payor, the Payor covenants and agrees that it will pay the prepayment amount set forth in such notice, on the date fixed for prepayment in such notice.

(d) Change in Control. Upon consummation of (i) the sale of all or substantially all the assets of the Company, (ii) any merger, consolidation or acquisition of the Company with, by or into another corporation, entity or person, or (iii) or any change in the ownership of more than fifty percent (50%) of the voting capital stock of the Company in one or more related transactions (a “Change in Control”), this Note shall be due and payable simultaneously upon the consummation of such Change in Control; provided, however, upon consummation of a Change in Control, the Principal Amount shall be paid at 125% of such Principal Amount.

2.
Interest.

(a) The Principal Amount and any other payments due directly and/or indirectly shall bear interest at a rate equal to eight percent (8%) per annum, based upon a 360-day year (the “Interest Rate”), payable in arrears. Interest shall compound monthly commencing on the date of this Note and be payable at such time as all outstanding Principal Amount owed under this Note shall be fully repaid, but unless earlier paid in accordance with the terms of this Note, shall be paid in full on the Maturity Date.

(b) Upon the occurrence and during the continuation of an Event of Default (as defined below), whether or not the Holder has accelerated payment of this Note, after judgment has been rendered on this Note or after the Maturity Date, as the case may be, the unpaid Principal Amount and all other amounts due, shall automatically bear interest at an annual rate equal to twelve percent (12%) per annum.

3.
Security.

The indebtedness evidenced by this and other Senior Notes and all obligations hereunder and thereunder are secured, pursuant to a Security Agreement in favor of the Holder by a senior first priority lien on the Company’s and its subsidiaries’ assets, pursuant to and in accordance with the Security Agreement. The Company represents, warrants, agrees and covenants that such grant of security interest is and shall remain in full while any indebtedness and/or other obligations under any of the Notes is outstanding (including, but not limited to Principal Amount and accrued but unpaid interest thereon), senior in right to all other direct and/or indirect security interests of the Company and/or its subsidiaries with regard to all Company and/or its subsidiaries’ assets and is not and shall not be subordinated directly and/or indirectly to any other security interest, guaranty, lien and/or other similar item of any other party.

4.
Defaults and Remedies.

4.1           Events of Default. An “Event of Default” shall be deemed to have occurred hereunder if:

(1)           The Payor defaults in the payment of any sums due hereunder or under the terms of the Senior Notes, including, but not limited to, any accrued but unpaid interest, any Principal Amount and/or any other amount payable under this Note or the Senior Notes;

(2)           The Payor directly and/or indirectly fails to comply, breaches and/or otherwise defaults with respect to any covenant, provision, and/or agreement relating directly and/or indirectly with the the Security Agreement and/or other documents, amendments, supplements, relating to and/or attached to such agreements and/or the transactions contemplated in and/or related to such documents and/or agreements (collectively, the “Transaction Documents”) when the same becomes due and payable;

(3)           Any default or an event of default shall occur in respect of any agreement or obligation relating to any indebtedness or other obligation (to the Holder or to any other person) of the Payor or any of its subsidiaries for borrowed money or otherwise, in any amount to the Holder or to an affiliate of the Holder, or in an amount exceeding Two Hundred Fifty Thousand Dollars ($250,000.00) (individually or in the aggregate) to any other person(s), unless such Event of Default is cured to the reasonable satisfaction of the Holder by the Company no later than five (5) Trading Days following the occurrence of such Event of Default;

(4)           The Payor or any of its subsidiaries shall (i) voluntarily commence any proceeding or file any petition (or equivalent) seeking relief under Title 11 of the United States Bankruptcy Code or any other Federal or state or foreign bankruptcy, insolvency or similar law; (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition (or equivalent); (iii) apply for or consent to the employment of a receiver, trustee, custodian, sequestrator or similar official for itself or for a substantial part of its property; (iv) file an answer admitting the material allegations of a petition (or equivalent) filed against it in any such proceeding; (v) make a general assignment for the benefit of creditors; (vi) become unable or admit in writing the inability or the failure generally to pay its debts as they become due; or (vii) take any corporate (or equivalent) action for the purpose of effecting any of the foregoing;

(5)           An involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of the Payor and/or or any of its subsidiaries or of a substantial part of either’s property under Title 11 of the United States Bankruptcy Code or any other Federal or state bankruptcy, insolvency or similar law (United States or foreign); (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for the Payor and/or or any of its subsidiaries or for a substantial part of either’s property; or (iii) the winding-up or liquidation of the Payor and/or or any of its subsidiaries which, in the case of any of the foregoing clauses, is not dismissed or vacated within thirty (30) days after the commencement or the filing thereof;

(6)           The (i) rendering of a court decision or court order directing payment of any claim(s) against the Payor and/or or any of its affiliates and/or subsidiaries and/or (ii) the Payor and/or or any of its affiliates and/or subsidiaries enters into a settlement agreement and/or is fined, penalized and/or required in any manner to pay directly or indirectly Two Hundred Fifty Thousand Dollars ($250,000.00) or more in the aggregate (or the equivalent in a foreign currency) for one or more decisions, orders, judgments and agreements, etc., whether or not the same shall be appealed or bonded;

(7)           Any of the Transaction Documents shall cease to be in full force and effect with respect to the Payor or the Payor (or any person by, through or on behalf of it) shall contest in any manner the validity, binding nature or enforceability of this Note and/or any of the Transaction Documents, unless such Event of Default is cured to the reasonable satisfaction of the Holder by the Company no later than five (5) Trading Days following the occurrence of such Event of Default;

(8)           The security interests created pursuant to the Security Agreement shall at any time not constitute a valid and perfected first priority security interest on the collateral provided for therein in favor of the Holder, free and clear of all other liens or security interests unless such Event of Default is cured to the reasonable satisfaction of the Holder by the Company no later than five (5) Trading Days following the occurrence of such Event of Default;

(9)           Any material adverse event occurs in relation to the Payor and/or any of its subsidiaries, including but not limited to any event that has a material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Payor, individually or taken as a whole, or on the authority or ability of the Payor to perform its obligations under this Note and/or any of the Transaction Documents unless such Event of Default is cured to the reasonable satisfaction of the Holder by the Company no later than five (5) Trading Days following the occurrence of such Event of Default;

(10)           The failure by the Payor and/or current and/or future subsidiary to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future) or that represents any material part of the collateral provided for in the Security Agreement unless such Event of Default is cured to the reasonable satisfaction of the Holder by the Company no later than five (5) Trading Days following the occurrence of such Event of Default;

(11)           There exists in the reasonable opinion of the Holder, impairment and/or diminution in the value of the collateral and/or enforceability of the security interests created by the Security Agreement unless such Event of Default is cured to the reasonable satisfaction of the Holder by the Company no later than five (5) Trading Days following the occurrence of such Event of Default;

(12)           Any of Payor’s named executive officers or directors is named and/or convicted in a violation of any securities laws, rules and/or regulation or a settlement in excess of $100,000 is reached by any such officer or director (or an insurance carrier) relating to being named and/or a violation of securities laws and/or other rules, laws and/or regulations relating to the Company and/or any Subsidiary of the Company, any of the assets and/or the business of the Company and/or any of its Subsidiaries, or the trading of the securities of the Company, and/or breach of fiduciary duty or self-dealing, unless such Event of Default is cured to the reasonable satisfaction of the Holder by the Company no later than five (5) Trading Days following the occurrence of such Event of Default; or

4.2           Acceleration.

If an Event of Default occurs, then, and in every such event, and at any time, Holder may, by notice to the Payor, take any or all of the following actions, at the same or different times (without any waiver): (i) declare the Note to be due and payable in whole or in part (in which case any Principal Amount not so declared to be due and payable may thereafter at any time be declared to be due and payable), and thereupon the Principal Amount so declared to be due and payable, together with accrued interest thereon and all fees and other accrued obligations, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Payor; (ii) exercise all of its rights as a secured party under this Note; and/or (iii) exercise all of its rights otherwise as permitted by law; provided, however, that in the case of any Event of Default described in sub-clauses (4) or (5) of Section 4.1 above, the Principal Amount then outstanding, together with accrued interest thereon and all fees and other accrued obligations, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Payor, and the Holder shall be permitted to exercise all of its rights as set forth herein.

In addition, upon an Event of Default the Holder may proceed to protect and enforce its rights either by suit in equity or by action at law, or both, whether for the specific performance of any covenant or agreement contained in this Note or in the aid of the exercise of any power granted in this Note, or the Holder may proceed to enforce the payment of the Note or to enforce any other legal or equitable right such Holder may possess.

5.
Miscellaneous.

5.1           Successor and Assigns.

No transfer, sale, hypothecation, encumbrance or assignment (“Transfer”) of the Payor’s obligations in and/or pursuant to this Note and/or any of the other Transaction Documents will be valid without the express prior written consent of the Holder, which consent may be granted or withheld in Holder's sole and absolute discretion. If a Transfer is made by the Payor in violation of this Section 5.1, then the Payor will continue to be obligated under each and every provision of this Note notwithstanding such Transfer and/or any result therefrom. All terms and conditions contained in this Note shall be binding upon and enforceable against the successors and permitted assigns of the Payor and Holder and their respective successors and permitted assigns. Any Transfer by the Payor in violation of this Section 5.1 shall be void ab initio.

5.2                      Remedies.

No remedy conferred upon the Holder is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder now or hereafter existing at law or in equity by statute or otherwise. No course of dealing with the Payor and Holder of any delay in exercising any rights hereunder shall operate as a waiver of any rights of the Holder.

5.3           Replacement.

Upon notice to the Payor of the loss, theft, destruction or mutilation of this Note, and in the case of any such mutilation upon surrender and cancellation of the mutilated document, and in the case of any such loss, theft or destruction, upon delivery by the Holder of an indemnity agreement satisfactory to the Payor, the Payor will execute and deliver to the Holder at such place as the Holder may designate to the Payor in writing, an identical Note in substitution for such lost, stolen, destroyed or mutilated Note; provided, however, any such substitution shall not be deemed to constitute a waiver, modification, compromise or novation of the indebtedness evidenced hereby or any term or condition hereof.

5.4           Amendment.

The terms of this Note may not be amended except by a written instrument executed by Payor and Holder.

5.5           Waiver.

Any Event of Default and the failure of Payor to comply with any covenant or other agreement contained herein may be waived only by the written consent of Holder.

5.6           Governing Law; Jurisdiction; No Jury Trial.

This Note and all direct and/or indirect issues related thereto (included, but not limited to, the other Transaction Documents) shall be governed solely and exclusively by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any jurisdictions other than the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Irvine, California for the adjudication of any direct and/or indirect dispute hereunder or in connection herewith or with any transaction contemplated hereby and/or discussed herein, and hereby expressly and irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In any action brought concerning and/or arising directly and/or indirectly out of this Note, the prevailing party shall be entitled to recover all of its legal fees and expenses incurred by it with respect to any such legal action. EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY OR RELATED TO THE TRANSACTION DOCUMENTS.

5.7           Notices.

All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, or by registered or certified mail, return receipt requested, addressed as set forth below, or to such new address as the addressee of such a notice of communication may have notified the sender thereof.

If to the Payor:

True Drinks Holdings, Inc.
18552 MacArthur Boulevard
Suite 325
Irvine, CA 91612
Attention: Chief Financial Officer

If to Holder:

____________________________
____________________________
____________________________
Attention: __________________

5.8           Costs and Expenses.

The Payor agrees to pay on demand all costs and expenses of the Holder, and the fees and disbursements of counsel, in connection with the enforcement or attempted enforcement of (in the case of a valid exercise of such enforcement powers), and preservation of any rights or interests under, this Note with respect to the Payor, including in any out-of-court workout or other refinancing or restructuring or in any bankruptcy case.

5.9           No Presumption Against Drafter.

Neither of the parties hereto shall be considered to be the drafter of this Note or any provision hereof for the purpose of any statute, case law, or rule of interpretation or construction that would or might cause any provision to be construed against the drafter hereof. This Note was drafted with substantial input by both parties and their counsel, and no reliance was placed on any representation other than those contained herein.

5.10           Savings Clause.

Notwithstanding anything to the contrary contained in this Note, (a) all agreements and communications between Payor and Holder are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Holder shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Payor to Holder, and (c) if through any contingency or event, Holder receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Payor to Holder, or if there is no such indebtedness, shall immediately be returned to Payor.

5.11           Conflict.

In the event of any direct and/or indirect conflict between the terms and/or provisions of this Note and/or any other Transaction Document, the terms and provisions of this Note shall prevail.

[SIGNATURE PAGE TO FOLLOW]

Dated as of the ____ day of July, 2017.

True Drinks Holdings, Inc.

By:
Name: Dan Kerker
Title: Chief Financial Officer

[Holder]

Date	By:
Name:
Title: